INVESTMENTS IN AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES - Amortized Cost and Fair Value, by Contractual Maturity, of Available-for-Sale Fixed Maturity Securities (Details) - USD ($) $ in Millions	Jun. 30, 2023	Dec. 31, 2022
Amortized Cost
Due in one year or less	$ 660	$ 494
Due after one year through five years	5,179	5,244
Due after five years through ten years	5,112	5,907
Due after ten years	6,036	5,961
Total	16,987	17,606
Fair Value
Due in one year or less	653	489
Due after one year through five years	4,990	5,072
Due after five years through ten years	4,736	5,436
Due after ten years	5,454	5,319
Total	$ 15,833	$ 16,316